Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Sotheby’s Financial Services, Inc.

1334 York Avenue

New York, New York 10021

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of loan receivables and the related assets in connection with the proposed offering of Sotheby’s ArtFi Master Trust 2026-1. Sotheby’s Financial Services, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, BNP Paribas Securities Corp. (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 22, 2025, representatives of the Company provided us with a loan receivable listing with respect to 89 loan receivables and the related 3,187 assets (the “Loan Receivable Listing”). At the Company’s instruction, we (i) selected five loan receivables with the largest outstanding principal balance, as set forth on the Loan Receivable Listing (the “Top 5 Sample Loans”) and (ii) randomly selected an additional 10 loan receivables (the “Random Sample Loans”) from the remaining loan receivables set forth on the Loan Receivable Listing. The Top 5 Sample Loans and the Random Sample Loans are collectively referred to herein as the “Sample Loans.” Further, at the Company’s instruction, we (i) selected the asset with the largest valuation amount for each of the Sample Loans, as set forth on the Receivable Loan Listing (the “Top 15 Sample Assets”) and (ii) randomly selected an additional 35 assets (the “Random Sample Assets”) from the remaining assets set forth on the Receivable Loan Listing. The Top 15 Sample Assets and the Random Sample Assets are collectively referred to herein as the “Sample Assets.”

On October 25, 2025, representatives of the Company provided us with a computer-generated loan receivable data file and related record layout containing data, as represented to us by the Company, as of the close of business October 23, 2025, with respect to (i) each of the 89 loan receivables set forth on the Loan Receivable Listing and (ii) 3,191 assets, including each of the 3,187 assets set forth on the Loan Receivable Listing (the “Initial Statistical Data File”).

Member of

Deloitte Touche Tohmatsu Limited

Additionally, on November 11, 2025, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing the remaining term for each of the 89 loan receivables set forth on the Initial Statistical Data File. At the Company’s instruction, we appended the Initial Statistical Data File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Data File, as appended, is hereinafter referred to as the “Statistical Data File.”

File Review Procedures of the Sample Loans:

For each of the Sample Loans, we performed comparisons of the sample loan characteristics (the “Loan Characteristics”) set forth on the Statistical Data File and indicated below.

Loan Characteristics

1.	Loan ID (for informational purposes only)
2.	Loan denomination
3.	Interest payment frequency
4.	Fixed/floating
5.	Margin (floating rate loans only)
6.	Coupon (fixed rate loans only)
7.	Extension option available
8.	Loan type
9.	Benchmark index
10.	Outstanding principal balance
11.	Days overdue
12.	Lot count
13.	Next payment date (month and year only)
14.	QSP (yes/no)
15.	Maturity date
16.	Remaining term (months)
17.	Aggregate collateral value
18.	Loan-to-value ratio

We compared Loan Characteristics 2. through 7. to the corresponding information set forth on or derived from the loan contract or any amendments thereto (collectively, the “Contract”).

We compared Loan Characteristics 8. through 13. to the corresponding information set forth on queries provided to us by the Company as of November 7, 2025 from the Company’s loan management system (collectively the “Loan Management Query”).

We compared Loan Characteristic 14. to the corresponding information set forth on the “Borrowing Base Report.”

We compared Loan Characteristic 15., to the corresponding information set forth on the Contract. For Sample Loans that did not indicate a maturity date on the Contract, we were instructed to recompute the maturity date by adding (i) the “loan term,” as set forth on the Contract, to (ii) the “dispersal date” set forth on screen shots from the Company’s servicing system (the “Servicing System Screen Shots”). We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to Loan Characteristic 16., we recomputed the remaining term as the greater of (i) the number of months between (a) October 23, 2025 and (b) the maturity date (as determined above) or (ii) one. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to Loan Characteristic 17., we recomputed the aggregate collateral value as the sum of the “estimated value” (as set forth on the Loan Management Query) for all assets related to the respective Sample Loan. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to Loan Characteristic 18., we recomputed the loan-to-value ratio by dividing (a) the outstanding principal balance (as set forth on the Loan Management Query) by (b) the aggregate collateral value (as determined above). We compared such recomputed information to the corresponding information set forth on the Statistical Data File. Further, at your instruction, differences of 0.01% or less are deemed to be “in agreement;”

The loan receivables documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Loan Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”

File Review Procedures of the Sample Assets:

For each of the Sample Assets, we performed comparisons of the sample asset characteristics (the “Asset Characteristics”) set forth on the Statistical Data File and indicated below.

Asset Characteristics

1.	Item ID (for informational purposes only)
2.	Collateral type
3.	Collecting category
4.	Geographical location
5.	Location type
6.	Collateral value
7.	Artist*

*	For Sample Assets with a collateral type of “fine art” (as set forth on the Loan Management Query) only.

We compared Asset Characteristics 2. through 7. to the corresponding information set forth on the Loan Management Query.

For purposes of our procedures and at your instruction:

•

with respect to our comparison of Asset Characteristic 5., a location type of (i) “storage,” as set forth on the Statistical Data File, is deemed to be “in agreement” with a location type of “At Sotheby’s,” as set forth on the Loan Management Query and (ii) “other,” as set forth on the Statistical Data File, is deemed to be “in agreement” with a location type of “restorer,” as set forth on the Loan Management Query.

The asset documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Asset Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents or Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents or Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loan or Sample Assets, respectively.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Loan Characteristics and Asset Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Loan Documents and Asset Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the loan receivables or assets or underlying documentation underlying any of the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the loan receivables or assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

December 23, 2025